UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934

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Torchlight Energy Resources, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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TORCHLIGHT ENERGY RESOURCES, INC.
5700 W. Plano Parkway, Suite 3600
Plano, Texas 75093

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD AUGUST 16, 2018

We hereby give notice that the Annual Meeting of Stockholders of Torchlight Energy Resources, Inc. will be held on August 16, 2018, at 10:00 a.m. local time, at the Renaissance Dallas at Plano Legacy West Hotel, 6007 Legacy Drive, Plano, Texas 75024, for the following purposes:

(1)	To elect five directors;

(2)	To ratify the selection of Briggs & Veselka Co as our independent registered public accounting firm for the fiscal year ending December 31, 2018;

(3)	To approve the amendment to the 2015 Stock Option Plan;

(4)	To transact such other business as may properly come before the meeting.

Under Nevada law, only stockholders of record on the record date, which is June 22, 2018, are entitled to notice of and to vote at the Annual Meeting or any adjournment. It is important that your shares be represented at this meeting so that the presence of a quorum is assured.

Your vote is important. Even if you plan to attend the meeting in person, please date and execute the enclosed proxy and return it promptly in the enclosed postage-paid envelope as soon as possible. If you attend the meeting, you may revoke your proxy and vote your shares in person.

By Order of the Board of Directors,

July 9, 2018	John A. Brda
President, Chief Executive Officer and Director

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held August 16, 2018.

The Proxy Statement, form of proxy card and Annual Report are available at: ir.torchlightenergy.com

TORCHLIGHT ENERGY RESOURCES, INC.
5700 W. Plano Parkway, Suite 3600
Plano, Texas 75093

PROXY STATEMENT

INFORMATION CONCERNING THE ANNUAL MEETING

Mailing and Solicitation. Proxies are being solicited on behalf of the Board of Directors of Torchlight Energy Resources, Inc. This Proxy Statement and accompanying form of proxy card will be sent on or about July 9, 2018 to stockholders entitled to vote at the Annual Meeting. The cost of the solicitation of proxies will be paid by us. The solicitation is to be made primarily by mail but may be supplemented by telephone calls and personal solicitation by our officers and other employees.

Annual Report on Form 10-K. A copy of our Annual Report on Form 10-K for the year ended December 31, 2017, as filed with the Securities and Exchange Commission, has been mailed with this Proxy Statement to all stockholders entitled to vote at the Annual Meeting.

Proxies. Whether or not you plan to attend the Annual Meeting, we request that you date and execute the enclosed proxy card and return it in the postage-paid return envelope. If your shares are held in “street name” through a brokerage or other institution, telephone and internet instructions are also provided on the proxy card you receive. A control number, located on the proxy card, is designed to verify your identity, allow you to vote your shares, and confirm that your voting instructions have been properly recorded.

If your shares are registered in the name of a bank, broker, or other nominee, follow the proxy instructions on the form you receive from the nominee. The availability of telephone and internet proxy will depend on the nominee’s proxy processes. Under the rules of the New York Stock Exchange (“NYSE”), brokers who hold shares in “street name” for customers are precluded from exercising voting discretion with respect to the approval of non-routine matters (so called “broker non-votes”) where the beneficial owner has not given voting instructions. Effective July 1, 2009, the NYSE amended its rule regarding discretionary voting by brokers on uncontested elections of directors such that any investor who does not instruct the investor’s broker on how to vote in an election of directors will cause the broker to be unable to vote that investor’s shares on an election of directors. Previously, the broker could exercise its own discretion in determining how to vote the investor’s shares even when the investor did not instruct the broker on how to vote. Accordingly, a broker is not entitled to vote the shares unless the beneficial owner has given instructions with respect to: the election of directors (Proposal 1) and approval of the amendment to the 2015 Stock Option Plan (Proposal 3). With respect to the ratification of the selection of Briggs & Veselka Co. as our independent registered public accounting firm (Proposal 2), a broker will have discretionary authority to vote the shares if the beneficial owner has not given instructions.

Revocation of Proxies. The proxy may be revoked by the stockholder at any time before a vote is taken by notifying our President in writing at the address of Torchlight Energy Resources, Inc. given above; by executing a new proxy bearing a later date or by submitting a new proxy by telephone or internet; or by attending the Annual Meeting and voting in person.

Voting in Accordance with Instructions. The shares represented by your properly completed proxy will be voted in accordance with your instructions marked on it. If you properly sign, date, and deliver to us your proxy but you mark no instructions on it, the shares represented by your proxy will be voted for the election of all of the director nominees as proposed (Proposal 1); for the ratification of Briggs & Veselka Co. as our independent registered public accounting firm (Proposal 2); and for approval of the amendment to the 2015 Stock Option Plan (Proposal 3). The Board of Directors is not aware of any other matters to be presented for action at the Annual Meeting, but if other matters are properly brought before the Annual Meeting, shares represented by properly completed proxies received by mail will be voted in accordance with the judgment of the persons named as proxies.

Quorum and Voting Rights. The presence in person or by proxy of a majority of the outstanding shares entitled to vote on the record date constitutes a quorum for purposes of voting on a particular matter and conducting business at the meeting. We currently have one class of stock issued and outstanding, common stock. Each share of common stock entitles its holder to one vote.

Required Vote. A plurality of the shares present in person or represented by proxy at the Annual Meeting will elect as directors the nominees proposed (Proposal 1). The affirmative vote of a majority of the shares entitled to vote, present in person or represented by proxy is required for: the ratification of Briggs & Veselka Co. as our independent registered public accounting firm for 2016 (Proposal 2) and for approval of the amendment to the 2015 Stock Option Plan (Proposal 3). Abstentions and broker non-votes will be counted for purposes of determining the presence or absence of a quorum. Abstentions and broker non-votes will not be counted as having voted either for or against a proposal.

Record Date. The close of business on June 22, 2018 has been fixed as the record date of the Annual Meeting, and only stockholders of record at that time will be entitled to vote. As of June 22, 2018, there were 69,572,598 shares of common stock issued and outstanding and entitled to vote at the Annual Meeting.

No Dissenters’ Rights. Under the Nevada Revised Statutes, stockholders are not entitled to dissenters’ rights with respect to the matters to be voted on at the Annual Meeting.

PROPOSAL 1 - ELECTION OF DIRECTORS

General Information

Under our bylaws, the number of members of our Board of Directors is to be determined from time to time by resolution adopted by a majority of the Board of Directors or by the stockholders, but in no event will be less than one or more than 15. Each director is elected to hold office until the next annual or special meeting of stockholders and until such director’s successor has been elected and qualified, or until his or her earlier resignation or removal. As of the date hereof, the Board of Directors consists of six members. The Board of Directors has approved and recommended to stockholders the election of five nominees to serve on the Board, and if only those five nominees are elected, the size of the Board of Directors will be reduced from six to five members. The recommended nominees are John Brda, Gregory McCabe, R. David Newton, Alexandre Zyngier and Michael J. Graves. All the nominees presently serve as members of our Board of Directors and are accordingly standing for re-election. E. Scott Kimbrough, who is presently a member of the Board of Directors, is not standing for reelection. There are no family relationships among any of our directors, nominees or executive officers.

The persons named in the enclosed Proxy (“Proxy”) have each been selected by the Board of Directors to serve as proxy and will vote the shares represented by valid proxies at the Annual Meeting and adjournments thereof. Unless otherwise instructed or unless authority to vote is withheld, the enclosed Proxy will be voted for the election of the nominees listed below. Each duly elected director will hold office until his successor shall have been elected and qualified. Although our Board of Directors does not contemplate that any of the nominees will be unable to serve, if such a situation arises prior to the Annual Meeting, the person named in the enclosed Proxy will vote for the election of such other person(s) as may be nominated by the Board of Directors.

Information Regarding Nominees

The names of the nominees for election to the Board, their principal occupations and certain other information follow:

John A. Brda – age 53 – Mr. Brda has been our Chief Executive Officer since December 2014 and our President and Secretary and a member of the Board of Director since January 2012. He has been the Managing Member of Brda & Company, LLC since 2002, which provided consulting services to public companies—with a focus in the oil and gas sector—on investor relations, equity and debt financings, strategic business development and securities regulation matters, prior to him becoming President of the company.

We believe Mr. Brda is an excellent fit to our Board of Directors and management team based on his extensive experience in transaction negotiation and business development, particularly in the oil and gas sector as well as other non-related industries. He has consulted with many public companies in the last ten years, and we believe that his extensive network of industry professionals and finance firms will contribute to our success.

Gregory McCabe – age 57 – Mr. McCabe has been a member of our Board of Directors since July 2016 and was appointed Chairman of the Board in October 2016. He is an experienced geologist who brings over 32 years of oil and gas experience to our company. He is a principal of numerous oil and gas focused entities including McCabe Petroleum Corporation, Manix Royalty, Masterson Royalty Fund and GMc Exploration. He has been the President of McCabe Petroleum Corporation from 1986 to the present. Mr. McCabe has been involved in numerous oil and gas ventures throughout his career and has a vast experience in technical evaluation, operations and acquisitions and divestitures. Mr. McCabe is also our largest stockholder and provided entry for us into our two largest assets, the Hazel Project in the Midland Basin and the Orogrande Project in Hudspeth County, Texas.

We believe that Mr. McCabe’s background in geology and his many years in the oil and gas industry compliments the Board of Directors.

R. David Newton – age 64 – Mr. Newton has been a member of our Board of Directors since October 2016. He has more than 25 years of experience in management consulting from various positions he has held with U.S. based investment firms. Additionally, he has been active in farming, ranching and oil and gas exploration for over 30 years. Since 1994 he has owned and managed R. David Newton and Associates, a management consulting and investment firm, through which he has focused on funding venture capital, channel distribution, startups, second and third stage financings, and corporate turnarounds. He holds a Bachelor of Science degree from the University of Texas at Austin.

 Mr. Newton brings a depth of relationships developed through decades of participation in corporate finance and operational skills obtained while focused on helping growth stage entities involved in oil and natural gas, aerospace, timber and various other industries, and accordingly can make a substantial contribution to the Board.

Alexandre Zyngier – age 48 – Mr. Zyngier has served on our Board of Directors since June 2016. He has been the Managing Director of Batuta Advisors since founding it in August 2013. The firm pursues high return investment and advisory opportunities in the distressed and turnaround sectors. Mr. Zyngier has over 20 years of investment, strategy, and operating experience. He is currently a director of Applied Minerals, Inc., Atari SA, AudioEye Inc. and certain other private enterprises. Before starting Batuta Advisors, Mr. Zyngier was a portfolio manager at Alden Global Capital from February 2009 until August 2013, investing in public and private opportunities. He has also worked as a portfolio manager at Goldman Sachs & Co. and Deutsche Bank Co. Additionally, he was a strategy consultant at McKinsey & Company and a technical brand manager at Procter & Gamble. Mr. Zyngier holds an MBA in Finance and Accounting from the University of Chicago and a BS in Chemical Engineering from UNICAMP in Brazil.

We believe that Mr. Zyngier’s investment experience and his experience in overseeing a broad range of companies will greatly benefit the Board of Directors.

Michael J. Graves – age 50 – Mr. Graves has served on the Board of Directors since August 17, 2017. He is a Certified Public Accountant, and since 2005 he has been a managing shareholder of Fitch & Graves in Sioux City, Iowa, which provides accounting and tax, financial planning, consulting and investment services. Since 2008, he has also been a registered representative with Western Equity Group where he has worked in investment sales. He is also presently a shareholder in several businesses involved in residential construction and property rentals. Previously, he worked at Bill Markve & Associates, Gateway 2000 and Deloitte & Touche. He graduated Summa Cum Laude from the University of South Dakota with a B.S. in Accounting.

With Mr. Graves’ extensive background in accounting and investment businesses, we believe his understanding of financial statements, business valuations, and general business performance are a valuable asset to the Board.

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION
OF THE NOMINEES LISTED ABOVE.

Information Regarding Executive Officers

Executive officers are appointed to serve at the discretion of the Board. These individuals are referred to collectively as our “named executive officers.”

Our named executive officers are as follows:

Name	Age	Position(s) and Office(s)
John A. Brda	53	President, Chief Executive Officer, Secretary and Director
Roger N. Wurtele	71	Chief Financial Officer

See “Information Regarding Nominees” above for biographical information of Mr. Brda.

Roger N. Wurtele – Mr. Wurtele has served as our Chief Financial Officer since September 2013. He is a versatile, experienced finance executive that has served as Chief Financial Officer for several public and private companies. He has a broad range of experience in public accounting, corporate finance and executive management. Mr. Wurtele previously served as CFO of Xtreme Oil & Gas, Inc. from February 2010 to September 2013. From May 2013 to September 2013 he worked as a financial consultant for us. From November 2007 to January 2010, Mr. Wurtele served as CFO of Lang and Company LLC, a developer of commercial real estate projects. He graduated from the University of Nebraska and has been a Certified Public Accountant for 40 years.

CORPORATE GOVERNANCE MATTERS

Meetings of the Board

All directors are expected to make every effort to attend meetings of the Board, meetings of any Board committees on which such director serves, and annual meetings of stockholders. The Board held 15 meetings during the year ended December 31, 2017. The Board of Directors also executed nine written consents to action in lieu of a meeting during the year ended December 31, 2017, which consents were each approved unanimously. We currently have an Audit Committee, a Compensation Committee and a Nominating Committee. During 2017, the Audit Committee held six meetings, the Compensation Committee held four meetings and Nominating Committee held one meeting. Of our current directors, during 2017, all attended no fewer than 75 percent of (i) the total number of meetings of the Board of Directors (including consents to action in lieu of a meeting) held during the period for which he has been a director, and (ii) the total number of meetings held by all committees of the Board on which he served during the periods that he served. Of the six current members of the Board of Directors, five attended the 2017 Annual Meeting of Stockholders.

Stockholder Communications with Directors

Any stockholder desiring to contact the Board, or any specific director(s), may send written communications to: Board of Directors (Attention: (Name(s) of director(s), as applicable)), c/o President, 5700 W. Plano Parkway, Suite 3600, Plano, Texas 75093. Any communication so received will be processed and conveyed to the member(s) of the Board named in the communication or to the Board, as appropriate, except for junk mail, mass mailings, product or service complaints or inquiries, job inquiries, surveys, business solicitations or advertisements, or patently offensive or otherwise inappropriate material.

Director Independence

Currently four of our six directors are independent, including E. Scott Kimbrough, R. David Newton, Alexandre Zyngier and Michael J. Graves. The definition of “independent” used is based on the independence standards of The NASDAQ Stock Market LLC. The Board performed a review to determine the independence of Messrs. Kimbrough, Newton, Zyngier and Graves and made a subjective determination as to each of these individuals that no transactions, relationships or arrangements exist that, in the opinion of the Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director of Torchlight Energy Resources, Inc. In making these determinations, the Board reviewed information provided by these individuals with regard to each individual’s business and personal activities as they may relate to us and our management.

Board Leadership Structure and Role in Risk Oversight

Our Board is currently composed of six directors, with Gregory McCabe holding the title of “Chairman.” Mr. McCabe is not an officer of the company, but presently he is not deemed to be an independent director. In addition to serving on the Board, John Brda also currently serves as Chief Executive Officer. Accordingly, there is often little separation in Mr. Brda’s role as principal executive officer and his role as a director. To mitigate any apparent conflicts our leadership structure may create, we maintain a Board of Directors consisting of a majority of independent directors. We believe this allows the Board to better oversee and manage risk. None of our independent directors holds the title of “lead” independent director. Accordingly, all of our independent directors have an equal role in the leadership of the Board. We believe that our overall leadership structure is appropriate based on our current size.

As a part of its oversight function, the Board of Directors monitors how management operates the company. Risk is an important part of deliberations at the Board level throughout the year. The Board of Directors as a whole considers risks affecting us. The Board considers, among other things, the relevant risks to the company when granting authority to management and approving business strategies. Through this risk oversight process, the Board reserves the right to make changes to our leadership structure in the future if it deems such changes are appropriate and in the best interest of our stockholders.

Audit Committee

We maintain a separately-designated standing audit committee. The Audit Committee currently consists of three independent directors, including Michael J. Graves, R. David Newton and Alexandre Zyngier. Mr. Zyngier is the Chairman of the Audit Committee, and the Board of Directors has determined that he is an audit committee financial expert as defined in Item 407(d)(5) of Regulation S-K. The primary purpose of the Audit Committee is to oversee our accounting and financial reporting processes and audits of our financial statements on behalf of the Board of Directors. The Audit Committee meets privately with our management and with our independent registered public accounting firm and evaluates the responses by our management both to the facts presented and to the judgments made by our outside independent registered public accounting firm. Our Audit Committee has reviewed and discussed our audited financial statements for the year ended December 31, 2017 with our management.

In November 2013, our Board adopted a charter for the Audit Committee. A copy of the Charter of the Audit Committee can be found on our website at www torchlightenergy.com. The Charter establishes the independence of our Audit Committee and sets forth the scope of the Audit Committee’s duties. All members of the Audit Committee must be independent. The Audit Committee is objective and reviews and assesses the work of our independent registered public accounting firm and our internal accounting.

Report of the Audit Committee

The Audit Committee has reviewed and discussed with management the audited financial statements of Torchlight Energy Resources, Inc. for the fiscal year ended December 31, 2017. The Audit Committee has discussed with Briggs & Veselka Co., our independent auditors, the matters required to be discussed by the statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1, AU section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T. The Audit Committee has received the written disclosures and the letter from Briggs & Veselka Co. required by applicable requirements of the Public Company Accounting Oversight Board regarding Briggs & Veselka Co.’s communications with the Audit Committee concerning independence, and has discussed with Briggs & Veselka Co. the independence of Briggs & Veselka Co.

Based on the review and discussions referred to in the paragraph above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in our annual report on Form 10-K for the fiscal year ended December 31, 2017. This report is furnished by the Audit Committee of our Board of Directors, whose members were (at the time this report was furnished):

Michael J. Graves;
R. David Newton; and
Alexandre Zyngier.

All information within this “Audit Committee” section of the Proxy Statement, including but not limited to the Report of the Audit Committee, shall not be deemed to be “soliciting material,” or to be “filed” with the SEC or subject to Regulation 14A or 14C (17 CFR 240.14a-1 through 240.14b-2 or 240.14c-1 through 240.14c-101) or to the liabilities of section 18 of the Exchange Act. Such information will not be deemed to be incorporated by reference into any filing under the Securities Act or the Exchange Act.

Compensation Committee

We have a Compensation Committee whose members are E. Scott Kimbrough, Michael J. Graves and Alexandre Zyngier. In November 2013, our Board adopted a charter for the Compensation Committee. A copy of the Charter of the Compensation Committee can be found on our website at www torchlightenergy.com. The primary purposes of the Compensation Committee are to discharge the Board of Directors’ responsibilities relating to the evaluation and compensation of our Chief Executive Officer, President and other senior executives. Our executive compensation program are designed to: (1) attract, retain and motivate skilled and knowledgeable individuals; (2) ensure that compensation is aligned with our corporate strategies and business objectives; (3) promote the achievement of key strategic and financial performance measures by linking short-term and long-term cash and equity incentives to the achievement of measurable corporate and individual performance goals; and (4) align executives’ and directors’ incentives with the creation of stockholder value. To achieve these objectives, our Compensation Committee evaluates our executive compensation program with the goal of setting compensation at levels it believes will allow us to attract and retain qualified executives and directors. The Compensation Committee will take under consideration recommendations from executive officers and directors regarding its executive compensation program. The Compensation Committee also has the authority to obtain advice and assistance from external advisors, including compensation consultants, although the Compensation Committee did not elect to retain a compensation consultant to assist with determining executive compensation during 2017.

Nominating Committee

We have a Nominating Committee whose members are E. Scott Kimbrough, R. David Newton and Alexandre Zyngier. In November 2013, our Board adopted a charter for the Nominating Committee. A copy of the Charter of the Nominating Committee can be found on our website at www torchlightenergy.com. The Nominating Committee’s primary duties are identify individuals qualified to become Board members and to recommend to the Board director nominees for election at the Annual Meeting of Stockholders or for election by the Board to fill open seats between annual meetings. See “Procedures for Director Nominations” below for the criteria it uses to evaluate nominee candidates. Its Charter provides for the Nominating Committee to review qualifications of individuals suggested as potential candidates for director of the company, including candidates suggested by stockholders, and consider for nomination any of such individuals who are deemed qualified. For information regarding the procedures for stockholder nominations to the Board, see “Procedures for Director Nominations” below.

Procedures for Director Nominations

Members of the Board are expected to collectively possess a broad range of skills, industry and other knowledge and expertise, and business and other experience useful for the effective oversight of our business. All candidates must meet the minimum qualifications and other criteria established from time to time by the Board and Nominating Committee. In considering possible candidates for election as director, the Board and Nominating Committee are guided by the following standards:

(1)	Each director should be an individual of the highest character and integrity;

(2)	Each director should have substantial experience that is of particular relevance to us;

(3)	Each director should have sufficient time available to devote to the affairs of the company; and

(4)	Each director should represent the best interests of the stockholders as a whole.

We also consider the following criteria, among others, in our selection of directors:

(1)	Technical, scientific, academic, financial and other expertise, skills, knowledge and achievements useful to the oversight of our business, especially relating to the oil and gas industry;

(2)	Diversity of viewpoints, backgrounds, experiences and other demographics; and

(3)
The extent to which the interplay of the candidate’s expertise, skills, knowledge and experience with that of other Board members will build a Board that is effective, collegial and responsive to the needs of the company.

The Nominating Committee and Board of Directors evaluates suggestions concerning possible candidates for election to the Board submitted to us, including those submitted by Board members (including self-nominations) and stockholders. All candidates, including those submitted by stockholders, will be similarly evaluated by the Nominating Committee and Board of Directors using the Board membership criteria described above and in accordance with applicable procedures, including such procedures prescribed by the SEC. Once candidates have been identified, the Nominating Committee and Board will determine whether such candidates meet our qualifications for director nominees and select nominees accordingly.

As noted above, the Nominating Committee and Board of Directors will consider qualified director nominees recommended by stockholders when such recommendations are submitted in accordance with applicable SEC requirements and any other applicable law, rule or regulation regarding director nominations. When submitting a nomination to us for consideration, a stockholder must provide certain information that would be required under applicable SEC rules, including the following minimum information for each director nominee: full name and address; age; principal occupation during the past five years; current directorships on publicly held companies and registered investment companies; and number of shares of our common stock owned, if any. No candidates for director nominations were submitted to us by any stockholder in connection with the 2018 Annual Meeting.

COMPENSATION DISCUSSION

The following table provides summary information for the years 2017 and 2016 concerning cash and non-cash compensation paid or accrued to or on behalf of certain executive officers.

Summary Executive Compensation Table

	Year	Salary	Bonus	Stock	Option	Non-Equity	Change in	All Other	Total
		($)	($)	Awards	Awards	Incentive	Pension	Compensation	($)
				($)	($)	Plan	Value	($)
					(A)	Compensation	and
Name and					(1)	($)	Nonqualified
Principal							Deferred
Position							Compensation
							($)
John A. Brda	2017	$375,000	-	-	-	-	-	-	$375,000
CEO/Secretary/Director	2016	$375,000	-	-	$712,500	-	-	-	$1,087,500

Roger Wurtele	2017	$225,000	-	-	-	-	-	-	$225,000
CFO	2016	$225,000	-	-	$356,250	-	-	-	$581,250

(A)	Stock/Option Value as applicable is determined using the Black Scholes Method.

(1)
On June 11, 2015, we granted new stock option awards to our executive officers, as follows: 3,000,000 stock options to John Brda, President and Chief Executive Officer and 1,500,000 stock options to Roger Wurtele, Chief Financial Officer. The options were granted under our 2015 Stock Option Plan which plan was approved by stockholders on September 9, 2015. The options are subject to a two-year vesting schedule with one-half vesting September 9, 2015, one-fourth vesting after one year of the grant date, and the remaining one-fourth vesting after the second year, provided however that the options will be subject to earlier vesting under certain events set forth in the 2015 Stock Option Plan, including without limitation a change in control.

Setting Executive Compensation

We fix executive base compensation at a level we believe enables us to hire and retain individuals in a competitive environment and to reward satisfactory individual performance and a satisfactory level of contribution to our overall business goals. We also take into account the compensation that is paid by companies that we believe to be our competitors and by other companies with which we believe we generally compete for executives.

In establishing compensation packages for executive officers, numerous factors are considered, including the particular executive’s experience, expertise, and performance, our company’s overall performance, and compensation packages available in the marketplace for similar positions. In arriving at amounts for each component of compensation, our Compensation Committee strives to strike an appropriate balance between base compensation and incentive compensation. The Compensation Committee also endeavors to properly allocate between cash and non-cash compensation (including without limitation stock and stock option awards) and between annual and long-term compensation.

Employment Agreements

On June 16, 2015, we entered into new five-year employment agreements with each of John Brda, our President and Chief Executive Officer and Roger Wurtele, our Chief Financial Officer. Under the new agreements, which replace and supersede their prior employment agreements, each individual’s salary was increased by 25%, so that the salaries of Messrs. Brda and Wurtele were $375,000, and $225,000, respectively, provided these salary increases will accrue unpaid until such time as management believes there is adequate cash for such increases. Also under the new agreements, each individual was eligible for a bonus, at the Compensation Committee’s discretion, of up to two times his salary and was eligible for any additional stock options, as deemed appropriate by the Compensation Committee. Each agreement also provided that if we (or our successor) terminate the employee upon the occurrence of a change in control, the employee will be paid in one lump sum his salary and any bonus or other amounts due through the end of the term of the agreement. Each employment agreement also has a covenant not to compete.

Outstanding Equity Awards at Fiscal Year End

The following table details all outstanding equity awards held by our named executive officers at December 31, 2017:

	Option Awards
	Number of		Number of	Equity Incentive
	Securities		Securities	Plan Awards: Number of
	Underlying		Underlying	Securities
	Unexercised		Unexercised	Underlying	Option
	Options		Options	Unexercised	Exercise	Option
	(#)		(#)	Unearned Options	Price	Expiration
Name	Exercisable		Unexercisable	(#)	($)	Date

John A. Brda	245,000		-	-	$2.00	9/4/2018
	3,000,000	(1)		-	$1.57	6/11/2020

Roger Wurtele	300,000	(2) (3)	-	-	$2.09	10/10/2018
	1,500,000	(1)	-	-	$1.57	6/11/2020

(1)
The options were awarded on June 11, 2015. The options were granted under our 2015 Stock Option Plan which plan was approved by stockholders on September 9, 2015. The options are subject to a two-year vesting schedule with one-half vesting on September 9, 2015, one-fourth vesting after one year of the grant date, and the remaining one-fourth vesting after the second year, provided however that the options will be subject to earlier vesting under certain events set forth in the 2015 Stock Option Plan, including without limitation a change in control.

(2)	Mr. Wurtele gifted these options to Birch Glen Investments Ltd. Mr. Wurtele and his wife together hold a 98% interest in the general partner of Birch Glen Investments Ltd.

(3)	These options were awarded to Mr. Wurtele in October 2013. 100,000 options vested in October 2013 and the remaining 200,000 options vested on January 2, 2014.

Compensation of Directors

We have no standard arrangement pursuant to which directors are compensated for any services they provide or for committee participation or special assignments. We anticipate, however, implementing more standardized director compensation arrangements in the near future.

Summary Director Compensation Table

Compensation to directors during the year ended December 31, 2017 was as follows:

	Fees Earned		Option Awards		Nonqualified
	Paid			Non-Equity	Deferred	All
	in	Stock	Option	Incentive Plan	Compensation	Other
	Cash	Awards	Awards	Compensation	Earnings	Compensation	Total
Name	($)	($)	($)(A)	($)	($)	($)	($)

Alexandre Zyngier	-	$112,500 (1)	$110,000 (2)	-	-	-	$185,000
R. David Newton	-	-	$110,000 (2)	-	-	-	$110,000
E. Scott Kimbrough	-	-	$110,000 (2)	-	-	-	$110,000
Michael Graves	-	-	$110,000 (2)	-	-	-	$110,000

(A)	Stock Value as applicable is determined using the Black Scholes Method.

(1)
In October 2016, our Board of Directors formed a special committee called the “Litigation Committee,” appointed Mr. Zyngier to that committee, and approved compensating Mr. Zyngier for his role with the Litigation Committee by paying him up to $150,000 over four quarters, with the first quarterly payment of $37,500 being made on October 11, 2016 and $37,500 being payable at the beginning of each three months thereafter that certain litigation is not settled or otherwise resolved, up to a maximum amount of $150,000. Each payment was to either be paid in cash or common stock at our election. For a stock payment, the amount of shares of common stock issued would be based on the closing price of our common stock on the day of the payment. On December 8, 2016, stockholders approved giving the Company authority to make these payments in stock. Immediately after the December 8, 2016 meeting of stockholders, the Board of Directors held a meeting, at which Mr. Zyngier and the Board discussed placing vesting restrictions on all the above shares described in this footnote, and accordingly such shares were not immediately issued. Subsequently in January 2017, the Board and Mr. Zyngier agreed on what the vesting restrictions would be and we issued him the 136,986 shares in connection with his directorship and 47,504 shares in lieu of the cash payment of $37,500 that was payable to Mr. Zyngier on October 11, 2016 in connection with his role on the Litigation Committee. Additionally on April 26, 2017, 28,626 shares were issued for the $37,500 payment due 1/11/17 and 23,885 shares were issued for the payment due 4/11/17. On 7/11/17, 25,000 shares were issued for the final payment. As of the date of this report, none of these shares have vested.

(2)
On August 17, 2017, this director was granted 200,000 stock options under the 2015 Stock Option Plan as director compensation. 100,000 of the stock options vested immediately, and the remaining 100,000 stock options will vest on August 17, 2018.

Compensation Policies and Practices as they Relate to Risk Management

We attempt to make our compensation programs discretionary, balanced and focused on the long term. We believe goals and objectives of our compensation programs reflect a balanced mix of quantitative and qualitative performance measures to avoid excessive weight on a single performance measure. Our approach to compensation practices and policies applicable to employees and consultants is consistent with that followed for its executives. Based on these factors, we believe that our compensation policies and practices do not create risks that are reasonably likely to have a material adverse effect on us.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires our directors and executive officers, and persons who own beneficially more than ten percent of our common stock, to file reports of ownership and changes of ownership with the Securities and Exchange Commission. Based solely upon a review of Forms 3, 4 and 5 furnished to us during the fiscal year ended December 31, 2017, we believe that the directors, executive officers, and greater than ten percent beneficial owners have complied with all applicable filing requirements during the fiscal year ended December 31, 2017, with the exception of (i) three Form 4’s (including a Form 4/A) filed late by Gregory McCabe, and (ii) a Form 4 filed late by Alexandre Zyngier.

Certain Relationships and Related Transactions

On February 15, 2016, we entered into a consulting service agreement with Green Hill Minerals, LLC. As compensation for the consulting services provided under the agreement, we agreed to issue Green Hill Minerals 115,000 shares of common stock at signing, 115,000 shares of common stock 90 days from signing, 115,000 shares of common stock 180 days from signing and 115,000 shares of common stock 270 days from signing. Also under the agreement, we issued Green Hill Minerals 1,700,000 four-year warrants to purchase shares of common stock at an exercise price of $0.70 per share, vesting as follows: 425,000 warrants at signing, 425,000 warrants 90 days from signing, 425,000 warrants 180 days from signing and 425,000 warrants 270 days from signing.

On March 31, 2016, Mr. McCabe made a short term, non-interest bearing loan to us of $500,000. We repaid the loan in full on April 29, 2016.

Effective April 4, 2016, our subsidiary, Torchlight Energy Inc., acquired from McCabe Petroleum Corporation (“MPC”) a 66.66% working interest in approximately 12,000 acres in the Midland Basin in exchange for 1,500,000 warrants to purchase our common stock at an exercise price of $1.00 for five years, and a back-in after payout of a 25% working interest to MPC. Gregory McCabe is the sole owner of MPC.

On January 30, 2017, we and our wholly-owned subsidiary, Torchlight Acquisition Corporation, a Texas corporation (“TAC”), entered into and closed an Agreement and Plan of Reorganization and Plan of Merger with Line Drive Energy, LLC, a Texas limited liability company (“Line Drive”), under which agreements TAC merged with and into Line Drive and the separate existence of TAC ceased, with Line Drive being the surviving organization and becoming our wholly-owned subsidiary. Line Drive, which was wholly-owned by Gregory McCabe, owned certain assets and securities, including approximately 40.66% of 12,000 gross acres in the Hazel Project and 521,739 warrants to purchase our common stock (which warrants had been assigned by Mr. McCabe to Line Drive). Under the merger transaction, our shares of common stock of TAC converted into a membership interest of Line Drive, the membership interest in Line Drive held by Mr. McCabe immediately prior to the transaction ceased to exist, and we issued Mr. McCabe 3,301,739 restricted shares of common stock as consideration therefor. Immediately after closing, the 521,739 warrants held by Line Drive were cancelled, which warrants had an exercise price of $1.40 per share and an expiration date of June 9, 2020. A Certificate of Merger for the merger transaction was filed with the Secretary of State of Texas on January 31, 2017.

Also on January 30, 2017, our wholly-owned subsidiary, Torchlight Energy, Inc., a Nevada corporation (“TEI”), entered into and closed a Purchase and Sale Agreement with Wolfbone Investments, LLC, a Texas limited liability company (“Wolfbone”) which is wholly-owned by Gregory McCabe. Under the agreement, TEI acquired certain of Wolfbone’s Hazel Project assets, including its interest in the Flying B Ranch #1 well and the 40 acre unit surrounding the well, for consideration of $415,000, and additionally, Wolfbone caused to be cancelled a total of 2,780,000 warrants to purchase our common stock, including 1,500,000 warrants held by McCabe Petroleum Corporation, an entity owned by Mr. McCabe, and 1,280,000 warrants held by Green Hill Minerals, an entity owned by Mr. McCabe’s son, which warrant cancellations were effected through certain Warrant Cancellation Agreements. The 1,500,000 warrants held by McCabe Petroleum Corporation had an exercise price of $1.00 per share and an expiration date of April 4, 2021. The warrants held by Green Hill Minerals included 100,000 warrants with an exercise price of $1.73 and an expiration date of September 30, 2018 and 1,180,000 warrants with an exercise price of $0.70 and an expiration date of February 15, 2020.

On November 15, 2017, we and our wholly-owned subsidiary, Hudspeth Oil Corporation, a Texas corporation (“HOC”), entered into an Assignment of Farmout Agreement with Founders Oil & Gas, LLC (“Founders”) and Wolfbone Investments, LLC (“Wolfbone”), along with Pandora Energy, LP as a party to the agreement for limited purposes. Wolfbone is owned by our Chairman, Gregory McCabe. Under the agreement, Founders will assign to HOC and Wolfbone all its right, title and interest in the remaining leases under the original Farmout Agreement that Founders entered into with us on September 23, 2015; provided, however, that Founders will retain an undivided 9.5% of 8/8ths working interest and 9.5% of 75% of 8/8ths net revenue interest to the remaining leases, which retained interest will be carried by HOC and Wolfbone through the next $40,500,000 in total costs. Accordingly, HOC and Wolfbone will each gain a 20.25% working interest in the remaining leases, bringing HOC’s total working interest to 67.75%. On behalf of HOC and Wolfbone, Founders (through its operating affiliate) will take such action necessary to spud the University Founders A 25 Well on or before December 1, 2017. After spudding of the well, Founders’ operating affiliate will remain operator of that well under the direction of us and Gregory McCabe.

On December 1, 2017, the transactions contemplated by the Agreement and Plan of Reorganization that we and our newly formed wholly-owned subsidiary, Torchlight Wolfbone Properties, Inc., a Texas corporation (“TWP”), entered into with McCabe Petroleum Corporation, a Texas corporation (“MPC”), and Warwink Properties, LLC, a Texas limited liability company (“Warwink Properties”) closed. Under the agreement, which was entered into on November 14, 2017, TWP merged with and into Warwink Properties and the separate existence of TWP ceased, with Warwink Properties becoming the surviving organization and our wholly-owned subsidiary. Warwink Properties was wholly owned by MPC which is wholly owned by Gregory McCabe, our Chairman. Warwink Properties owns certain assets, including a 10.71875% working interest in 640 acres in Winkler County, Texas. At closing of the merger transaction, our shares of common stock of TWP converted into a membership interest of Warwink Properties, the membership interest in Warwink Properties held by MPC ceased to exist, and we issued MPC 2,500,000 restricted shares of common stock as consideration. Also on December 1, 2017, MPC closed its transaction with MECO IV, LLC (“MECO”) for the purchase and sale of certain assets as contemplated by the Purchase and Sale Agreement dated November 9, 2017 (the “MECO PSA”), to which we are not a party. Under the MECO PSA, Warwink Properties received a carry from MECO (through the tanks) of up to $1,475,000 in the next well drilled on the Winkler County leases. A Certificate of Merger for the merger transaction was filed with the Secretary of State of Texas on December 5, 2017.

Also on December 1, 2017, the transactions contemplated by the Purchase Agreement that our wholly-owned subsidiary, Torchlight Energy, Inc., a Nevada corporation (“TEI”), entered into with MPC closed. Under the Purchase Agreement, which was entered into on November 14, 2017, TEI acquired beneficial ownership of certain of MPC’s assets, including acreage and wellbores located in Ward County, Texas (the “Ward County Assets”). As consideration under the Purchase Agreement, at closing TEI issued to MPC an unsecured promissory note in the principal amount of $3,250,000, payable in monthly installments of interest only beginning on January 1, 2018, at the rate of 5% per annum, with the entire principal amount together with all accrued interest due and payable on December 31, 2020. In connection with TEI’s acquisition of beneficial ownership in the Ward County Assets, MPC sold those same assets, on behalf of TEI, to MECO at closing of the MECO PSA, and accordingly, TEI received $3,250,000 in cash for its beneficial interest in the Ward County Assets. Additionally, at closing of the MECO PSA, MPC paid TEI a performance fee of $2,781,500 in cash as compensation for TEI’s marketing and selling the Winkler County assets of MPC and the Ward County Assets as a package to MECO.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth information, as of June 22, 2018, concerning, except as indicated by the footnotes below, (i) each person whom we know beneficially owns more than 5% of our common stock, (ii) each of our directors, (iii) each of our named executive officers, (iv) all of our directors and executive officers as a group and (v) each of our nominees for election to the Board of Directors.  Unless otherwise noted below, the address of each beneficial owner listed in the table is c/o Torchlight Energy Resources, Inc., 5700 W. Plano Parkway, Suite 3600, Plano, Texas 75093.  We have determined beneficial ownership in accordance with the rules of the SEC. Except as indicated by the footnotes below, we believe, based on the information furnished to us, that the persons and entities named in the table below have sole voting and investment power with respect to all shares of common stock that they beneficially own, subject to applicable community property laws. Applicable percentage ownership is based on 69,572,598 shares of common stock outstanding at June 22, 2018 (which amount excludes the 262,001 restricted shares of common stock held by our director Alexandre Zyngier). In computing the number of shares of common stock beneficially owned by a person and the percentage ownership of that person, we deemed outstanding shares of common stock subject to stock options or warrants held by that person that are currently exercisable or exercisable within 60 days of June 22, 2018 and shares of common stock issuable upon conversion of other securities held by that person that are currently convertible or convertible within 60 days of June 22, 2018. We did not deem these shares outstanding, however, for the purpose of computing the percentage ownership of any other person. Unless otherwise noted, stock options and warrants referenced in the footnotes below are currently fully vested and exercisable. Beneficial ownership representing less than 1% is denoted with an asterisk (*).

Shares Beneficially Owned

	Common Stock
Name of beneficial owner	Shares		% of Class

John A. Brda	5,513,322	(1)	7.57
President, CEO, Secretary and Director

Gregory McCabe	13,648,390	(2)	19.59
Director (Chairman of the Board)

Roger N. Wurtele	1,810,000	(3)	2.54
Chief Financial Officer

E. Scott Kimbrough	358,884	(4)	*
Director

R. David Newton	358,884	(4)	*
Director

Alexandre Zyngier	200,000	(5)	*
Director

Michael J. Graves	325,000	(5)	*
Director

All directors and executive officers as a group (6 persons)	22,214,480		29.30

Robert Kenneth Dulin (6)	4,351,381	(6)	6.10

(1)
Includes 2,268,322 shares of common stock held by the John A. Brda Trust (the “Trust”). Mr. Brda is the settlor of the Trust and reserves the right to revoke the Trust without the consent of another person. Further, he is the trustee of the Trust and exercises investment control over the securities held by the Trust. Also includes stock options that are exercisable into 3,245,000 shares of common stock, held individually by Mr. Brda.

(2)
Includes (a) 10,264,335 shares of common stock held individually by Mr. McCabe; (b) securities held by G Mc Exploration, LLC (“GME”), including (i) 797,099 shares of common stock and (ii) 86,956 shares issuable upon exercise of warrants; and (c) 2,500,000 shares of common stock beneficially owned by McCabe Petroleum Corporation (“MPC”). Mr. McCabe may be deemed to hold beneficial ownership of securities held by GME as a result of his ownership of 50% of the outstanding membership interests of GME. Mr. McCabe may be deemed to hold beneficial ownership of securities held by MPC as a result of his ownership of 100% of the outstanding shares of capital stock of MPC.

(3)
Includes 10,000 shares of common stock and stock options that are exercisable into 1,500,000 shares of common stock held individually by Mr. Wurtele. Also includes stock options held by Birch Glen Investments Ltd. that are exercisable into 300,000 shares of common stock. Mr. Wurtele and his wife together hold a 98% interest in the general partner of Birch Glen Investments Ltd., and Mr. Wurtele shares voting and investment authority over the shares held by Birch Glen Investments Ltd.

(4)
Includes stock options that are exercisable into 358,884 shares of common stock.

(5)
Includes stock options that are exercisable into 200,000 shares of common stock.

(6)
Includes (a) securities held individually by Robert Kenneth Dulin, including (i) 27,000 shares of common stock and (ii) warrants that are exercisable into 150,000 shares of common stock; (b) 243,360 shares of common stock held in trust for the benefit of immediate family members of Mr. Dulin; (c) securities held by Sawtooth Properties, LLLP (“Sawtooth”), including (i) 892,258 shares of common stock and (ii) warrants that are exercisable into 234,745 shares of common stock; (d) securities held by Black Hills Properties, LLLP (“Black Hills”), including (i) 612,099 shares of common stock, and (ii) warrants that are exercisable into 189,956 shares of common stock; (e) securities held by Pine River Ranch, LLC (“Pine River”), including (i) 801,939 shares of common stock and (ii) warrants that are exercisable into 450,024 shares of common stock; and (f) securities held by Pandora Energy, LP (“Pandora”), including warrants that are exercisable into 750,000 shares of common stock. Mr. Dulin is trustee/custodian of each of the trusts and/or accounts referenced in “(b)” above and has voting and investment authority over the shares held by them. Mr. Dulin is the Managing Partner of Sawtooth Properties, LLLP, the Managing Partner of Black Hills, the Managing Member of Pine River, and the General Partner of Pandora, and he has voting and investment authority over the shares held by each entity. Mr. Dulin’s address is 8449 Greenwood Drive, Niwot, Colorado, 80503. The information herein is based in part on information provided to us by Mr. Dulin, and accordingly, we are unable to verify the accuracy this information.

PROPOSAL 2 – RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board of Directors has selected Briggs & Veselka Co. as our independent registered public accounting firm for the current fiscal year. Briggs & Veselka Co. has served as our independent registered public accounting firm continuously since January 2017. We wish to obtain from the stockholders a ratification of the Audit Committee’s action in selecting Briggs & Veselka Co. for the fiscal year ending December 31, 2018. Such ratification requires the affirmative vote of a majority of the shares of common stock present or represented by proxy and entitled to vote at the Annual Meeting. A representative of Briggs & Veselka Co. is expected to be present at the Annual Meeting with the opportunity to make a statement and to respond to appropriate questions if he or she so desires.

Although not required by law or otherwise, the selection is being submitted to the stockholders for their approval as a matter of good corporate practice. In the event the selection of Briggs & Veselka Co. as our independent registered public accounting firm is not ratified by the stockholders, the adverse vote will be considered as a direction to the Audit Committee to reconsider whether or not to retain that firm as independent registered public accounting firm for the fiscal year ending December 31, 2018. Even if the selection is ratified, the Board of Directors in its discretion may direct the selection of a different independent accounting firm at any time during or after the year if it determines that such a change would be in the best interests of us and our stockholders.

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” RATIFICATION OF THE SELECTION OF BRIGGS & VESELKA CO. AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2018.

Changes in and Disagreements with Accountants on Accounting and Financial Disclosure

On December 15, 2016, Calvetti Ferguson resigned as our independent registered public accounting firm. Calvetti Ferguson informed us that its resignation was in connection with its recently adopted business decision to discontinue auditing all public company clients that file Form 10-K’s.

Calvetti Ferguson did not audit the financial statements for either of the past two fiscal years.

During our two most recent fiscal years or any subsequent interim period preceding the resignation of Calvetti Ferguson, there have been no disagreements with Calvetti Ferguson on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of Calvetti Ferguson, would have caused it to make reference to the subject matter of the disagreement(s) in connection with its report.

During our two most recent fiscal years or any subsequent interim period preceding the resignation of Calvetti Ferguson, none of the kinds of events listed in paragraphs (a)(1)(v) (A) through (D) of Item 304 of Regulation S-K occurred while Calvetti Ferguson was engaged.

On January 10, 2017, we engaged Briggs & Veselka Co. as our new independent registered public accounting firm.

During our two most recent fiscal years and through the interim period through January 10, 2017, neither we nor anyone on our behalf consulted Briggs & Veselka Co. regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our consolidated financial statements, and no written report or oral advice was provided by Briggs & Veselka Co. to us that Briggs & Veselka Co. concluded was an important factor considered by us in reaching a decision as to the accounting, auditing or financial reporting issue, or (ii) any matter that was either the subject of a disagreement (as described in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a reportable event (as described in Item 304(a)(1) (v) of Regulation S-K).

Disclosure about Fees

The following table sets forth the fees paid or accrued by us for the audit and other services provided by our former auditor, Calvetti Ferguson, during the years ended December 31, 2017 and 2016 and Briggs & Veselka Co. who were engaged in 2017 for our year end December 31, 2016 audit.

	2017	2016
Audit Fees(1)	$196,666	$73,968
Audit Related Fees(2)	-	26,280
Tax Fees(3)	65,888	22,035
All Other Fees	-	450

Total Fees	$262,554	$122,733

(1)
Audit Fees: This category represents the aggregate fees billed for professional services rendered by the principal independent accountant for the audit of our annual financial statements and review of financial statements included in our Form 10-K and services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for the fiscal years.

(2)
Audit Related Fees: This category consists of the aggregate fees billed for assurance and related services by our independent consultant that are reasonably related to the performance of the audit or review of our financial statements and are not reported under “Audit Fees.”

(3)	Tax Fees: This category consists of the aggregate fees billed for professional services rendered by the principal independent consultant for tax compliance, tax advice, and tax planning.

Pre-Approval of Audit and Non-Audit Services

For the fiscal years ended December 31, 2017 and 2016, all audit services and audit-related services, as described above, were provided to us based upon prior approval of our Audit Committee.

PROPOSAL 3 – APPROVAL OF AMENDMENT TO 2015 STOCK OPTION PLAN

In June 2015, our Board of Directors approved the 2015 Stock Option Plan (the “2015 Plan”), and our stockholders approved the adoption of the 2015 Plan at the 2015 Annual Meeting of Stockholders held on September 9, 2015. To date, we have 582,232 shares of common stock remaining under the 2015 Plan that may still be optioned. In July 2018, our Board of Directors approved an amendment to the 2015 Plan whereby the maximum aggregate number of shares of common stock that may be optioned and sold under the 2015 Plan will be increased from 8,500,000 to 10,000,000 (the “Plan Amendment”). Other than increasing the number of shares of common stock subject to the 2015 Plan, the Plan Amendment will not change any other provisions of the 2015 Plan. The Plan Amendment is being submitted to our stockholders for adoption. The Plan Amendment has been effective since the Board approved the Plan Amendment in July 2018, but pursuant to Section 422 of the Internal Revenue Code of 1986 (the “Code”), our stockholders must approve the Plan Amendment within 12 months of its adoption to make the Plan Amendment a tax-qualified plan.  In the event that the Plan Amendment is not approved by the stockholders of the Company, it is intended that the Plan Amendment will be unwound and terminated; provided however that the original 2015 Plan will continue in effect and we may still continue to grant awards using any remaining shares available under the 2015 Plan. The 2015 Plan as amended by the Plan Amendment, the Amended and Restated 2015 Stock Option Plan (the “Plan”), is attached hereto as Exhibit A.

We anticipate granting stock options under the Plan to our independent directors after the Board of Directors is elected at the 2018 Annual Meeting. Presently, we have not yet determined the exact number of stock options to be awarded, if any, or the terms and conditions of such options; however, we expect to award a similar number of stock options to the elected independent directors as last year. Last year we awarded 200,000 stock options to each independent director. See “Benefits or Amounts under the Plan,” below. In the event this Proposal 3 is not approved by stockholders, the Board of Directors may still grant stock options to the independent directors using remaining shares available under the original 2015 Plan, or the Board of Directors may reevaluate director compensation for the year and may grant the directors an alternative form of compensation. Alternative forms of compensation could include cash and or a combination of cash and stock options under the 2015 Plan.

Although the issuance of the equity awards described in this Proposal 3 could result in dilution to our current stockholders, we believe issuing equity awards to executive officers and directors is critical to the long-term success of the company. Stock options motivate our directors, executive officers and employees to realize benefits from long-term strategies that increase stockholder value. They also promote commitment and retention and align the interests of executive officers and employees with the interests of stockholders, since the options have value only if our stock price increases over time.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” APPROVAL OF THE AMENDMENT TO THE 2015 STOCK OPTION PLAN.

Summary of Amended and Restated 2015 Stock Option Plan

The purpose of the Plan is to promote the financial interests of us and our stockholders by providing incentives in the form of stock options to key employees and directors who contribute materially to the success and profitability of the company. The grants under the Plan recognize and reward outstanding individual performances and contributions and will give such persons a proprietary interest in the company, thus enhancing their personal interest in our continued success and progress. The Plan also assists us in attracting, retaining and motivating key employees and directors.

The following sets forth certain terms and conditions of the Plan.

1.
Administration.

(a)
This Plan will be administered by the Compensation Committee of the Board of Directors (the “Committee”). A majority of the full Committee constitutes a quorum for purposes of administering the Plan, and all determinations of the Committee are to be made by a majority of the members present at a meeting at which a quorum is present or by the unanimous written consent of the Committee.

(b)
If no Committee has been appointed, members of the Board may vote on any matters affecting the administration of the Plan or the grant of any option pursuant to the Plan, except that no such member shall act on the granting of an option to himself, but such member may be counted in determining the existence of a quorum at any meeting of the Board during which action is taken with respect to the granting of options to him.

(c)
Subject to the terms of this Plan, the Committee has the sole and exclusive power to:

(i)
select the participants in the Plan;

(ii)
establish the terms of the options granted to each participant which may not be the same in each case;

(iii)
determine the total number of options to grant to an optionee, which may not be the same in each case;

(iv)
fix the option period for any option granted which may not be the same in each case;

(v)
make all other determinations necessary or advisable under the Plan;

(vi)
determine the minimum number of shares with respect to which options may be exercised in part at any time.

(d)
The Committee has the sole and absolute discretion to determine whether the performance of an eligible employee warrants an award under the Plan, and to determine the amount of the award.

(e)
The Committee has full and exclusive power to construe and interpret the Plan, to prescribe and rescind rules and regulations relating to the Plan, and take all actions necessary or advisable for the Plan's administration. Any such determination made by the Committee will be final and binding on all persons.

(f)
A member of the Committee will not be liable for performing any act or making any determination in good faith.

2.
Shares Subject to Option.  Subject to the provisions of Paragraph 11 of the Plan, the maximum aggregate number of shares of common stock that may be optioned and sold under the Plan is 10,000,000.  Such shares may be authorized but unissued, or may be treasury shares. If an option expires or becomes unexercisable for any reason without having been exercised in full, the un-purchased shares that were subject to the option will, unless the Plan has then terminated, be available for other options under the Plan.

3.
Eligible Persons.  Our and our affiliate’s officers, directors, employees, consultants and subcontractors, as the Committee in its sole discretion designates, are eligible to participate in the Plan.

4.
Option Price. The option price of each share subject to an option granted under the Plan shall be determined by the Committee, but in no event shall be less than the Fair Market Value (as defined in the Plan) of a share of common stock on the option's date of grant.

5.
Termination of Employment. Any option which has not vested at the time the optionee ceases continuous service for any reason other than death, disability or retirement shall terminate upon the last day that the optionee is employed by the Company.

6.
Nonqualified and Incentive Stock Options.  Any option not intended to qualify as an Incentive Stock Option (a stock option that satisfies the requirements of Section 422 of the Code) will be a Nonqualified Stock Option (as defined in the Plan).  Nonqualified Stock Options will satisfy each of the requirements of the Plan.  An option intended to qualify as an Incentive Stock Option, but which does not meet all the requirements of an Incentive Stock Option will be treated as a Nonqualified Stock Option.

7.
Duration of Plan.  Options may be granted under the Plan only within 10 years from the original effective date of the Plan.

8.
Amendment, Suspension or Termination of Plan.  The Board of Directors may amend, terminate or suspend this Plan at any time, in its sole and absolute discretion; provided, however, that to the extent required to qualify this Plan under Rule 16b-3 promulgated under Section 16 of the Exchange Act, no amendment that would (a) materially increase the number of shares of stock that may be issued under the Plan, (b) materially modify the requirements as to eligibility for participation in the Plan, or (c) otherwise materially increase the benefits accruing to participants under the Plan, can be made without the approval of our stockholders; provided further, however, that to the extent required to maintain the status of any Incentive Stock Option under the Internal Revenue Code, no amendment that would (a) change the aggregate number of shares of stock which may be issued under Incentive Stock Options, (b) change the class of employees eligible to receive Incentive Stock Options, or (c) decrease the option price for Incentive Stock Options below the fair market value of the stock at the time it is granted, can be made without the approval of our stockholders.  Subject to the preceding, the Board of Directors has the power to make any changes in the Plan and in the regulations and administrative provisions under it or in any outstanding Incentive Stock Option as in the opinion of our counsel may be necessary or appropriate from time to time to enable any Incentive Stock Option granted under the Plan to continue to qualify as an incentive stock option or such other stock option as may be defined under the Internal Revenue Code so as to receive preferential federal income tax treatment.  Notwithstanding the foregoing, no amendment, suspension or termination of the Plan will act to impair or extinguish rights in options already granted at the date of such amendment, suspension or termination.

Benefits or Amounts under the Plan

The Committee has the sole and exclusive power to select the participants of the Plan and to determine the terms of any option granted under the Plan.  The granting of awards under the Plan is entirely discretionary. The Committee, at its discretion, may grant up to 2,082,232 shares of awards under the Plan (the total remaining shares available under the Plan if the Plan Amendment is approved by stockholders). Any such awards that will be received by or allocated to any executives, directors or employees under the Plan are not determinable, as of the date of this proxy statement, but we do anticipate granting stock options under the Plan to our independent directors after the Board of Directors is elected at the 2018 Annual Meeting. The independent directors who are nominated for election at the 2018 Annual Meeting are R. David Newton, Alexandre Zyngier and Michael J. Graves. Presently, we have not yet determined the exact number of stock options to be awarded, if any, or the terms and conditions of such options; however, we expect to award a similar number of stock options to the elected independent directors as last year. Last year we awarded 200,000 stock options to each independent director.

INTERESTS OF CERTAIN PERSONS IN OR OPPOSITION TO
MATTERS TO BE ACTED UPON

None of the persons who have served as our executive officers or directors since the beginning of our last fiscal year, or any associates of such persons, have any substantial interest, direct or indirect, in any of the proposals set forth herein, other than elections to office described under Proposal 1 and potential awards under the Plan Amendment described under Proposal 3.

OTHER MATTERS WHICH MAY BE PRESENTED FOR ACTION AT THE MEETING

The Board of Directors does not intend to present for action at this Annual Meeting any matter other than those specifically set forth in the Notice of Annual Meeting. If any other matter is properly presented for action at the Annual Meeting, it is the intention of persons named in the proxy to vote thereon in accordance with their judgment pursuant to the discretionary authority conferred by the proxy.

PROPOSALS FOR 2019 ANNUAL MEETING

Under SEC regulations, any stockholder desiring to make a proposal pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended, to be acted upon at the 2019 Annual Meeting of Stockholders must present the proposal to us at our principal executive offices at 5700 W. Plano Parkway, Suite 3600, Plano, Texas 75093, Attention: President, by March 11, 2019 for the proposal to be eligible for inclusion in our proxy statement. Notice of a stockholder proposal submitted outside the processes of Rule 14a-8 for the 2019 Annual Meeting of Stockholders will be considered untimely unless received by us no later than 45 days before the date on which we first sent our proxy materials for this year’s Annual Meeting.

MISCELLANEOUS

We file annual, quarterly and current reports, proxy statements, and registration statements with the SEC. These filings are available to the public over the Internet at the SEC’s website at http://www.sec.gov. You may also read and copy any document we file with the SEC without charge at the public reference facility maintained by the SEC at 100 F Street, N.E., Washington, D.C. 20549. You may also obtain copies of the documents at prescribed rates by writing to the Public Reference Section of the SEC at 100 F Street, N.E., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information on the operation of the public reference facilities.

By Order of the Board of Directors,

John A. Brda
Dated: July 9, 2018	President, Chief Executive Officer and Director

EXHIBIT A

TORCHLIGH ENERGY RESOURCES, INC.
AMENDED AND RESTATED 2015 STOCK OPTION PLAN

1.
Purpose. The purpose of the Torchlight Energy Resources, Inc. Amended and Restated 2015 Stock Option Plan ("the Plan") is to promote the financial interests of the Company, its subsidiaries and its shareholders by providing incentives in the form of stock options to key employees and directors who contribute materially to the success and profitability of the Company. The grants will recognize and reward outstanding individual performances and contributions and will give such persons a proprietary interest in the Company, thus enhancing their personal interest in the Company's continued success and progress. This Plan will also assist the Company and its subsidiaries in attracting, retaining and motivating key employees and directors. The options granted under this Plan may be either Incentive Stock Options, as that term is defined in Section 422 of the Internal Revenue Code of 1986, as amended, or Nonqualified options taxed under Section 83 of the Internal Revenue Code of 1986, as amended.

Rule 16b-3 Plan. The Company is subject to the reporting requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and therefore the Plan is intended to comply with all applicable conditions of Rule 16b-3 (and all subsequent revisions thereof) promulgated under the Exchange Act. To the extent any provision of the Plan or action by the Committee or the Board of Directors or Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee. In addition, the Committee or the Board of Directors may amend the Plan from time to time as it deems necessary in order to meet the requirements of any amendments to Rule 16b-3 without the consent of the shareholders of the Company.

Effective Date of Plan. The effective date of the Plan shall be June 10, 2015 (the Effective Date). The Board of Directors shall, within one year of the Effective Date, submit the Plan to the shareholders of the Company for approval. The Plan shall be approved by at least a majority of shareholders voting in person or by proxy at a duly held shareholders' meeting, or if the provisions of the corporate charter, by-laws or applicable state law prescribes a greater degree of shareholder approval for this action, the approval by the holders of that percentage, at a duly held meeting of shareholders. No Incentive Option or Nonqualified Stock Option shall be granted pursuant to the Plan ten years after the Effective Date. In the event that the Plan is not approved by the shareholders of the Company, the Plan shall be deemed to be a non-qualified stock option plan.

2.
Definitions. The following definitions shall apply to this Plan:

(a)
"Affiliate" means any parent corporation and any subsidiary corporation. The term "parent corporation" means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company if, at the time of the action or transaction, each of the corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain. The term "subsidiary corporation" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if, at the time of the action or transaction, each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

(b)
"Agreement" means, individually or collectively, any agreement entered into pursuant to the Plan pursuant to which Options are granted to a participant.

(c)
"Award" means each of the following granted under this Plan: Incentive Stock Options or Non-qualified Stock Options.

(d)
"Board" means the board of directors of the Company.

Torchlight Energy Resources, Inc. Amended and Restated 2015 Stock Option Plan - Page 1

(e)
"Cause" shall mean, for purposes of whether and when a participant has incurred a Termination of Employment for Cause: (i) any act or omission which permits the Company to terminate the written agreement or arrangement between the participant and the Company or a Subsidiary or Parent for Cause as defined in such agreement or arrangement;or (ii) in the event there is no such agreement or arrangement or the agreement or arrangement does not define the term "cause," then Cause shall mean an act or acts of dishonesty by the participant resulting or intending to result directly or indirectly in gain to or personal enrichment of the participant at the Company's expense and/or gross negligence or willful misconduct on the part of the participant.

(f)
"Change in Control" means, for purposes of this Plan:

i.
there shall be consummated (i) any consolidation or merger of the Company in which the Company is not the continuing or surviving corporation or pursuant to which shares of the Company's common stock would be converted into cash, securities or other property, other than a merger of the Company in which the holders of the Company's common stock immediately prior to the merger have substantially the same proportionate ownership of common stock of the surviving corporation immedi-ately after the merger; (ii) acquisition by a third party of more than 40% of the voting interest of the Company's Common Stock; or (iii) any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all or substantially all of the assets of the Company; or

ii.
the shareholders of the Company shall approve any plan or proposal for the liquidation or dissolution of the Company.

(g)
"Code" means the Internal Revenue Code of 1986, as amended, final Treasury Regulations thereunder and any subsequent Internal Revenue Code.

(h)
"Committee" means the Compensation Committee of the Board of Directors or such other committee designated by the Board of Directors. The Committee shall be comprised solely of at least two members who are both Disinterested Persons and Outside Directors.

(i)
"Common Stock" means the Common Stock, par value per share of the Company whether presently or hereafter issued, or such other class of shares or securities as to which the Plan may be applicable, pursuant to Section 11 herein.

(j)
"Company" means Torchlight Energy Resources, Inc., a Nevada Corporation and includes any successor or assignee company corporations into which the Company may be merged, changed or consolidated; any company for whose securities the securities of the Company shall be exchanged; and any assignee of or successor to substantially all of the assets of the Company.

(k)
"Continuous Service" means the absence of any interruption or termination of employment with or service to the Company or any Parent or Subsidiary of the Company that now exists or hereafter is organized or acquired by or acquires the Company. Continuous Service shall not be considered interrupted in the case of sick leave, military leave, or any other bona fide leave of absence of less than ninety (90) days (unless the participants right to reemployment is guaranteed by statute or by contract) or in the case of transfers between locations of the Company or between the Company, its Parent, its Subsidiaries or its successors

(l)
"Date of Grant" means the date on which the Committee grants an Option.

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(m)
"Director" means any member of the Board of Directors of the Company or any Parent or subsidiary of the Company that now exists or hereafter is organized or acquired by or acquires the Company.

(n)
"Non Employee Director" means a Non Employee Director as that term is defined in Rule 16b-3 under the Exchange Act.

(o)
"Eligible Persons" shall mean, with respect to the Plan, those persons who, at the time that an Award is granted, are (i) officers, directors or employees of the Company or Affiliate or (ii) consultants or subcontractors of the Company or affiliate.

(p)
"Employee" means any person employed on an hourly or salaried basis by the Company or any Parent or Subsidiary of the Company that now exists or hereafter is organized or acquired by or acquires the Company.

(q)
"Exchange Act" means the Securities Exchange Act of 1934, as amended and the rules and regulations promulgated thereunder.

(r)
"Fair Market Value" means (i) if the Common Stock is not listed or admitted to trade on a national securities exchange and if bid and ask prices for the Common Stock are not furnished through NASDAQ or a similar organization, the value established by the Committee, in its sole discretion, for purposes of the Plan; (ii) if the Common Stock is listed or admitted to trade on a national securities exchange or a national market system, the closing price of the Common Stock, as published in the Wall Street Journal, so listed or admitted to trade on such date or, if there is no trading of the Common Stock on such date, then the closing price of the Common Stock on the next preceding day on which there was trading in such shares; or (iii) if the Common Stock is not listed or admitted to trade on a national securities exchange or a national market system, the mean between the bid and ask price for the Common Stock on such date, as furnished by the National Association of Securities Dealers, Inc. through NASDAQ or a similar organization if NASDAQ is no longer reporting such information. If trading in the stock or a price quotation does not occur on the Date of Grant, the next preceding date on which the stock was traded or a price was quoted will determine the fair market value.

(s)
"Incentive Stock Option" means a stock option, granted pursuant to either this Plan or any other plan of the Company, that satisfies the requirements of Section 422 of the Code and that entitles the Optionee to purchase stock of the Company or in a corporation that at the time of grant of the option was a Parent or subsidiary of the Company or a predecessor company of any such company.

(t)
"Nonqualified Stock Option" means an Option to purchase Common Stock in the Company granted under the Plan other than an Incentive Stock Option within the meaning of Section 422 of the Code.

(u)
"Option" means a stock option granted pursuant to the Plan.

(v)
"Option Period" means the period beginning on the Date of Grant and ending on the day prior to the tenth anniversary of the Date of Grant or such shorter termination date as set by the Committee.

(w)
"Optionee" means an Employee (or Director or subcontractor) who receives an Option.

(x)
"Parent" means any corporation which owns 50% or more of the voting securities of the Company.

(y)
"Plan" means this Stock Option Plan as may be amended from time to time.

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(z)
"Share" means the Common Stock, as adjusted in accordance with Paragraph 11 of the Plan.

(aa)
"Ten Percent Shareholder" means an individual who, at the time the Option is granted, owns Stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of any Affiliate. An individual shall be considered as owning the Stock owned, directly or indirectly, by or for his brothers and sisters (whether by the whole or half blood), spouse, ancestors, and lineal descendants; and Stock owned, directly or indirectly, by or for a corporation, partnership, estate, or trust, shall be considered as being owned proportionately by or for its shareholders, partners, or beneficiaries.

(bb)
"Termination" or "Termination of Employment means the occurrence of any act or event whether pursuant to an employment agreement or otherwise that actually or effectively causes or results in the person's ceasing, for whatever reason, to be an officer or employee of the Company or of any Subsidiary or Parent including, without limitation, death, disability, dismissal, severance at the election of the participant, retirement, or severance as a result of the discontinuance, liquidation, sale or transfer by the Company or its Subsidiaries or Parent of all businesses owned or operated by the Company or its Subsidiaries. A Termination of Employment shall occur to an employee who is employed by a Subsidiary if the Subsidiary shall cease to be a Subsidiary and the participant shall not immediately thereafter become an employee of the Company or a Subsidiary.

(cc)
"Subsidiary" means any corporation 50% or more of the voting securities of which are owned directly or indirectly by the Company at any time during the existence of this Plan.

In addition, certain other terms used in this Plan shall have the definitions given to them in the first place in which they are used.

3.
Administration.

(a)
This Plan will be administered by the Committee. A majority of the full Committee constitutes a quorum for purposes of administering the Plan, and all determinations of the Committee shall be made by a majority of the members present at a meeting at which a quorum is present or by the unanimous written consent of the Committee.

(b)
If no Committee has been appointed, members of the Board may vote on any matters affecting the administration of the Plan or the grant of any Option pursuant to the Plan, except that no such member shall act on the granting of an Option to himself, but such member may be counted in determining the existence of a quorum at any meeting of the Board during which action is taken with respect to the granting of Options to him.

(c)
Subject to the terms of this Plan, the Committee has the sole and exclusive power to:

i.
select the participants in this Plan;

ii.
establish the terms of the Options granted to each participant which may not be the same in each case;

iii.
determine the total number of options to grant to an Optionee, which may not be the same in each case;

iv.
fix the Option period for any Option granted which may not be the same in each case; and

Torchlight Energy Resources, Inc. Amended and Restated 2015 Stock Option Plan - Page 4

v.
make all other determinations necessary or advisable under the Plan.

vi.
determine the minimum number of shares with respect to which Options may be exercised in part at any time.

vii.
The Committee has the sole and absolute discretion to determine whether the performance of an eligible Employee warrants an award under this Plan, and to determine the amount of the award.

viii.
The Committee has full and exclusive power to construe and interpret this Plan, to prescribe and rescind rules and regulations relating to this Plan, and take all actions necessary or advisable for the Plan's administration. Any such determination made by the Committee will be final and binding on all persons.

(d)
A member of the Committee will not be liable for performing any act or making any determination in good faith.

4.
Shares Subject to Option. Subject to the provisions of Paragraph 11 of the Plan, the maximum aggregate number of Shares that may be optioned and sold under the Plan shall be 10,000,000. Such shares may be authorized but unissued, or may be treasury shares. If an Option shall expire or become unexercisable for any reason without having been exercised in full, the unpurchased Shares that were subject to the Option shall, unless the Plan has then terminated, be available for other Options under the Plan.

(a)
Eligible Persons. Every Eligible Person, as the Committee in its sole discretion designates, is eligible to participate in this Plan. The Committee's award of an Option to a participant in any year does not require the Committee to award an Option to that participant in any other year. Furthermore, the Committee may award different Options to different participants. The Committee may consider such factors as it deems pertinent in selecting participants and in determining the amount of their Option, including, without limitation;

(i)
the financial condition of the Company or its Subsidiaries;

(ii)
expected profits for the current or future years;

(iii)
the contributions of a prospective participant to the profitability or success of the Company or its Subsidiaries; and

(iv)
the adequacy of the prospective participant's other compensation.

Participants may include persons to whom stock, stock options, or other benefits previously were granted under this or another plan of the Company or any Subsidiary, whether or not the previously granted benefits have been fully exercised.

(b)
No Right of Employment. An Optionee's right, if any, to continue to serve the Company and its Subsidiaries as an Employee will not be enlarged or otherwise affected by his designation as a participant under this Plan, and such designation will not in any way restrict the right of the Company or any Subsidiary, as the case may be, to terminate at any time the employment of any Employee.

5.
Requirements of Option Grants. Each Option granted under this Plan shall satisfy the following requirements.

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(a)
Written Option. An Option shall be evidenced by a written Agreement specifying (i) the number of Shares that may be purchased by its exercise, (ii) the intent of the Committee as to whether the Option is be an Incentive Stock Option or a Non-qualified Stock Option, (iii) the Option period for any Option granted and (iv) such terms and conditions consistent with the Plan as the Committee shall determine, all of which may differ between various Optionees and various Agreements.

(b)
Duration of Option. Each Option may be exercised only during the Option Period designated for the Option by the Committee. At the end of the Option Period the Option shall expire.

(c)
Option Exercisability. Each Option shall be exercisable only in accordance with its terms.

(d)
 Acceleration of Vesting. Subject to the provisions of Section 5(b), the Committee may, in its sole discretion, provide for the exercise of Options either as to an increased percentage of shares per year or as to all remaining shares. Such acceleration of vesting may be declared by the Committee at any time before the end of the Option Period, including, if applicable, after termination of the Optionee's Continuous Service by reason of death, disability, retirement or termination of employment.

(e)
Option Price. Except as provided in Section 6(a) the Option price of each Share subject to the Option shall be determined by the Committee, but in no event shall be less than the Fair Market Value of the Share on the Option's Date of Grant.

(f)
Termination of Employment Any Option which has not vested at the time the Optionee ceases Continuous Service for any reason other than death, disability or retirement shall terminate upon the last day that the Optionee is employed by the Company. Incentive Stock Options must be exercised within three months of cessation of Continuous Service for reasons other than death, disability or retirement in order to qualify for Incentive Stock Option tax treatment. Nonqualified Options may be exercised any time during the Option Period regardless of employment status.

(g)
Death. In the case of death of the Optionee, the beneficiaries designated by the Optionee shall have one year from the Optionee's demise (or such longer period as the Committee may allow) or to the end of the Option Period, whichever is earlier, to exercise the Option, provided, however, the Option may be exercised only for the number of Shares for which it could have been exercised at the time the Optionee died, subject to any adjustment under Sections 5(d) and 11.

(h)
Retirement. Any Option which has not vested at the time the Optionee ceases Continuous Service due to retirement shall terminate upon the last day that the Optionee is employed by the Company (unless otherwise extended by the Committee). Upon retirement Incentive Stock Options must be exercised within three months of cessation of Continuous Service in order to qualify for Incentive Stock Option tax treatment. Nonqualified Options may be exercised any time during the Option Period regardless of employment status.

(i)
Disability. In the event of termination of Continuous Service due to total and permanent disability (within the meaning of Section 422 of the Code), the Option shall lapse at the earlier of the end of the Option Period or twelve months after the date of such termination (or such longer period as the Committee may allow), provided, however, the Option can be exercised at the time the Optionee became disabled, subject to any adjustment under Sections 5(d) and 11.

6.
Incentive Stock Options. Any Options intended to qualify as an Incentive Stock Option shall satisfy the following requirements in addition to the other requirements of the Plan:

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(a)
Ten Percent Shareholders. An Option intended to qualify as an Incentive Stock Option granted to an individual who, on the Date of Grant, owns stock possessing more than ten (10) percent of the total combined voting power of all classes of stock of either the Company or any Parent or Subsidiary, shall be granted at a price of 110 percent of Fair Market Value on the Date of Grant and shall be exercised only during the five-year period immediately following the Date of Grant. In calculating stock ownership of any person, the attribution rules of Section 425(d) of the Code will apply. Furthermore, in calculating stock ownership, any stock that the individual may purchase under outstanding options will not be considered.

(b)
Limitation on Incentive Stock Options. The aggregate Fair Market Value, determined on the date of Grant, of stock in the Company exercisable for the first time by any Optionee during any calendar year, under the Plan and all other plans of the Company or its Parent or Subsidiaries (within the meaning of Subsection (d) of Section 422 of the Code) in any calendar year shall not exceed $100,000.00.

(c)
Exercise of Incentive Stock Options. No disposition of the shares underlying an Incentive Stock Option may be made within two years from the Date of Grant nor within one year after the exercise of such incentive Stock Option.

(d)
Approval of Plan. No Option shall qualify as an Incentive Stock Option unless this Plan is approved by the shareholders within one year of the Plan's adoption by the Board.

7.
Nonqualified and Incentive Stock Options. Any Option not intended to qualify as an Incentive Stock Option shall be a Nonqualified Stock Option. Nonqualified Stock Options shall satisfy each of the requirements of Section 5 of the Plan. An Option intended to qualify as an Incentive Stock Option, but which does not meet all the requirements of an Incentive Stock Option shall be treated as a Nonqualified Stock Option.

8.
Method of Exercise. An Option granted under this Plan shall be deemed exercised when the person entitled to exercise the Option (i) delivers written notice to the President of the Company of the decision to exercise, (ii) concurrently tenders to the Company full payment for the Shares to be purchased pursuant to the exercise, and (iii) complies with such other reasonable requirements as the Committee establishes pursuant to Section 3 of the Plan. During the lifetime of the Employee to whom an Option is granted, such Option may be exercised only by the Option holder. Payment for Shares with respect to which an Option is exercised may be in cash, by certified check or wire transfer. No person will have the rights of a shareholder with respect to Shares subject to an Option granted under this Plan until a certificate or certificates for the Shares have been delivered to him.

An Option granted under this Plan may be exercised in any increments of less than the full number of Shares as to which it can be exercised. A partial exercise of an Option will not affect the holder's right to exercise the Option from time to time in accordance with this Plan as to the remaining Shares subject to the Option.

9.
Taxes. Compliance with Law: Approval of Regulatory Bodies. The Company, if necessary or desirable, may pay or withhold the amount of any tax attributable to any Shares deliverable or amounts payable under this Plan, and the Company may defer making delivery or payment until it is indemnified to its satisfaction for the tax. Options are exercisable, and Shares can be delivered and payments made under this Plan, only in compliance with all applicable federal and state laws and regulations, including, without limitation, state and federal securities laws, and the rules of all stock exchanges on which theCompany's stock is listed at any time. An Option is exercisable only if either (i) a registration statement pertaining to the Shares to be issued upon exercise of the Option has been flied with and declared effective by the Securities and Exchange Commission and remains effective on the date of exercise, or (ii) an exemption from the registration requirements of applicable securities laws is available. This plan does not require the Company, however, to file such registration statement or to assure the availability of such exemptions. Any certificate issued to evidence Shares issued under the Plan may bear such legends and statements, and shall be subject to such transfer restrictions, as the Committee deems advisable to assure compliance with federal and state laws and regulations and with the requirements of this Section 9 of the Plan. No Option may be exercised, and no Shares may be issued under this Plan, until the Company has obtained the consent or approval of every regulatory body, federal or state, having jurisdiction over such matter as the Committee deems advisable.

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Each Person who acquires the right to exercise an Option by bequest or inheritance may be required by the Committee to furnish reasonable evidence of ownership of the Option as a condition to his exercise of the Option. In addition, the Committee may require such consents and release of taxing authorities as the Committee deems advisable.

10.
Assignability. An Option granted under this Plan is not transferable except by will or the laws of descent or by gift to a family member, or to a trust in which these persons have more than 50% of the beneficial interest, a foundation in which these persons (or the employee) control the management of the assets, and any other entity in which these persons (or the employee) own more than 50% of the voting interests. More particularly, but without limitation of the foregoing, the Option may be not be assigned or transferred except as provided above and shall not be assignable by operation of law and shall not be subject to execution, attachment or similar process. Any attempted assignment, transfer or distribution contrary to the provisions hereof shall be null and void and without effect.

11.
Adjustment Upon Change of Shares. If a reorganization, merger, consolidation, reclassification, recapitalization, combination or exchange of shares, stock split, stock dividend, rights offering, or other expansion or contraction of the Common Stock of the Company occurs, the number and class of Shares for whichOptions are authorized to be granted under this Plan, the number and class of Shares then subject to Options previously granted under this Plan, and the price per Share payable upon exercise of each Option outstanding under this Plan shall be equitably adjusted by the Committee to reflect such changes. To the extent deemed equitable and appropriate by the Committee or the Board, subject to any required action by shareholders, in any merger, consolidation, reorganization, liquidation or dissolution, any Option granted under the Plan shall pertain to the securities and other property to which a holder of the number of Shares of stock covered by the Option would have been entitled to receive in connection with such event.

12.
Accelerations of Options Upon Change in Control. In the event that a Change of Control has occurred with respect to the Company, any and all Options will become fully vested and immediately exercisable with such acceleration to occur without the requirement of any further act by either the Company or the participant, subject to Section 9 hereof.

13.
Liability of the Company. The Company, its Parent and any Subsidiary that is in existence or hereafter comes into existence shall not be liable to any person for any tax consequences expected but not realized by an Optionee or other person due to the exercise of an Option.

14.
Expenses of Plan. The Company shall bear the expenses of administering the Plan.

15.
Duration of Plan. Options may be granted under this Plan only within 10 years from the original effective date of the Plan.

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16.
Amendment, Suspension or Termination of Plan. The Board of Directors of the Company may amend, terminate or suspend this Plan at any time, in its sole and absolute discretion; provided, however, that to the extent required to qualify this Plan under Rule 16b-3 promulgated under Section 16 of the Exchange Act, no amendment that would (a) materially increase the number of shares of Stock that may be issued under this Plan, (b) materially modify the requirements as to eligibility for participation in this Plan, or (c) otherwise materially increase the benefits accruing to participants under this Plan, shall be made without the approval of the Company's shareholders; provided further, however, that to the extent required to maintain the status of any Incentive Option under the Code, no amendment that would (a) change the aggregate number of shares of Stock which may be issued under Incentive Options, (b) change the class of employees eligible to receive Incentive Options, or (c) decrease the Option price for Incentive Options below the Fair Market Value of the Stock at the time it is granted, shall be made without the approval of the Company's shareholders. Subject to the preceding sentence, the Board of Directors shall have the power to make any changes in the Plan and in the regulations and administrative provisions under it or in any outstanding Incentive Option as in the opinion of counsel for the Company may be necessary or appropriate from time to time to enableany Incentive Option granted under this Plan to continue to qualify as an incentive stock option or such other stock option as may be defined under the Code so as to receive preferential federal income tax treatment. Notwithstanding the foregoing, no amendment, suspension or termination of the Plan shall act to impair or extinguish rights in Options already granted at the date of such amendment, suspension or termination.

17.
Forfeiture. Notwithstanding any other provisions of this Plan, if the Committee finds by a majority vote after full consideration of the facts that an Eligible Person, before or after termination of his employment with the Company or an Affiliate for any reason (a) committed or engaged in fraud, embezzlement, theft, commission of a felony, or proven dishonesty in the course of his employment by the Company or an Affiliate, which conduct damaged the Company or Affiliate, or disclosed trade secrets of the Company or an Affiliate, or (b) participated, engaged in or had a material, financial or other interest, whether as an employee, officer, director, consultant, contractor, shareholder, owner, or otherwise, in any commercial endeavor anywhere which is competitive with the business of the Company or an Affiliate without the written consent of the Company or Affiliate, the Eligible Person shall forfeit all outstanding Options, including all exercised Options and other situations pursuant to which the Company has not yet delivered a stock certificate. Clause (b) shall not be deemed to have been violated solely by reason of the Eligible Person’s ownership of stock or securities of any publicly owned corporation, if that ownership does not result in effective control of the corporation.

The decision of the Committee as to the cause of an Employee's discharge, the damage done to the Company or an Affiliate, and the extent of an Eligible Person's competitive activity shall be final. No decision of the Committee, however, shall affect the finality of the discharge of the Employee by the Company or an Affiliate in any manner.

18.
Indemnification of the Committee and the Board of Directors. With respect to administration of this Plan, the Company shall indemnify each present and future member of the Committee and the Board of Directors against, and each member of the Committee and the Board of Directors shall be entitled without further act on his part to indemnity from the Company for, all expenses (including attorney's fees, the amount of judgments and the amount of approved settlements made with a view to the curtailment of costs of litigation, other than amounts paid to the Company itself) reasonably incurred by him in connection with or arising out of any action, suit, or proceeding in which he may be involved by reason of his being or having been a member of the Committee and/or the Board of Directors, whether or not he continues to be a member of the Committee and/or the Board of Directors at the time of incurring the expenses, including, without limitation, matters as to which he shall be finally adjudged in any action, suit or proceeding to have been found to have been negligent in the performance of his duty as a member of the Committee or the Board of Directors. However, this indemnity shall not include any expenses incurred by any memberof the Committee and/or the Board of Directors in respect of matters as to which he shall be finally adjudged in any action, suit or proceeding to have been guilty of gross negligence or willful misconduct in the performance of his duty as a member of theCommittee and the Board of Directors. In addition, no right of indemnification under this Plan shall be available to or enforceable by any member of the Committee and the Board of Directors unless, within 60 days after institution of any action, suit or proceeding, he shall have offered the Company the opportunity to handle and defend same at its own expense. The failure to notify the Company within 60 days shall only affect a Director or committee member's right to indemnification if said failure to notify results in an impairment of the Company's rights or is detrimental to the Company. This right of indemnification shall inure to the benefit of the heirs, executors or administrators of each member of the Committee and the Board of Directors and shall be in addition to all other rights to which a member of the Committee and the Board of Directors may be entitled as a matter of law, contract, or otherwise.

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19.
Gender. If the context requires, words of one gender when used in this Plan shall include the others and words used in the singular or plural shall include the other.

20.
Headings. Headings of Articles and Sections are included for convenience of reference only and do not constitute part of the Plan and shall not be used in construing the terms of the Plan.

21.
Other Compensation Plans. The adoption of this Plan or any amendments shall not affect any other stock option, incentive or other compensation or benefit plans in effect for the Company or any Affiliate, nor shall the Plan preclude the Company from establishing any other forms of incentive or other compensation for employees of the Company or any Affiliate.

22.
Other Options or Awards. The grant of an Option or Awards shall not confer upon the Eligible Person the right to receive any future or other Options or Awards under this Plan, whether or not Options or Awards may be granted to similarly situated Eligible Persons, or the right to receive future Options or Awards upon the same terms or conditions as previously granted.

23.
Governing Law. The provisions of this Plan shall be construed, administered, and governed under the laws of the State of Nevada.

Torchlight Energy Resources, Inc. Amended and Restated 2015 Stock Option Plan - Page 10

PROXY
TORCHLIGHT ENERGY RESOURCES, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE
BOARD OF DIRECTORS FOR THE
ANNUAL MEETING OF STOCKHOLDERS
 TO BE HELD ON AUGUST 16, 2018

The undersigned hereby appoints John A. Brda and Gregory McCabe, and each of them as the true and lawful attorney, agent and proxy of the undersigned, with full power of substitution, to represent and to vote all shares of common stock of Torchlight Energy Resources, Inc. (the “Company”) held of record by the undersigned on June 22, 2018, at the Annual Meeting of Stockholders to be held on August 16, 2018, at 10:00 a.m. (Central Time) at the Renaissance Dallas at Plano Legacy West Hotel, 6007 Legacy Drive, Plano, Texas 75024, and at any adjournments thereof. Any and all other proxies heretofore given are hereby revoked.

WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED AS DESIGNATED BY THE UNDERSIGNED. IF NO CHOICE IS SPECIFIED, THE PROXY WILL BE VOTED FOR THE NOMINEES LISTED IN NUMBER 1, FOR THE RATIFICATION IN NUMBER 2, AND FOR APPROVAL IN NUMBER 3.

1.             ELECTION OF DIRECTORS OF THE COMPANY. (INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH, OR OTHERWISE STRIKE, THAT NOMINEE'S NAME IN THE LIST BELOW.)

[ ]	FOR all nominees listed below except as marked to the contrary.	[ ]	WITHHOLD authority to vote for all nominees below.

John A. Brda
Gregory McCabe
R. David Newton
Alexandre Zyngier
Michael J. Graves

2.             PROPOSAL TO RATIFY THE SELECTION OF BRIGGS & VESELKA CO. AS THE COMPANY'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2018.

[ ]   FOR               [ ]    AGAINST              [ ]    ABSTAIN

3.
PROPOSAL TO APPROVE THE AMENDMENT TO THE 2015 STOCK OPTION PLAN.

[ ]   FOR               [ ]    AGAINST              [ ]    ABSTAIN

4.             IN HIS DISCRETION, THE PROXY IS AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING.

[ ]   FOR               [ ]    AGAINST              [ ]    ABSTAIN

Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, as executor, administrator, trustee or guardian, please give full title as such. If a partnership, please sign in partnership name by authorized person. If a corporation or other business entity, please sign in full corporate name by President or other authorized officer.

NUMBER OF
SIGNATURE:_____________________________________________
SHARES OWNED
PRINTED NAME:_________________________________________
_______________
DATE: ________________________________________________

THIS PROXY MAY BE REVOKED AT ANY TIME BEFORE IT IS VOTED AT THE MEETING. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held August 16, 2018.

The Proxy Statement, form of proxy card and Annual Report are available at: ir.torchlightenergy.com